Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FOURTH QUARTER		YEAR-TO-DATE
	2023	2022	2023	2022
NET SALES	$3,736.5	$3,986.8	$15,781.1	$16,947.4
COSTS AND EXPENSES
Cost of sales	2,632.1	3,233.3	11,848.5	12,663.3
Gross profit	1,104.4	753.5	3,932.6	4,284.1
% of Net Sales	29.6%	18.9%	24.9%	25.3%
Selling, general and administrative	834.0	757.2	3,290.7	3,370.0
% of Net Sales	22.3%	19.0%	20.9%	19.9%
Other - net	95.8	64.6	320.1	274.8
Loss on sales of businesses	3.2	—	10.8	8.4
Asset impairment charges	150.8	—	274.8	168.4
Restructuring charges	11.8	—	39.4	140.8
Income (loss) from operations	8.8	(68.3)	(3.2)	321.7
Interest - net	87.6	83.9	372.5	283.8
(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(78.8)	(152.2)	(375.7)	37.9
Income taxes on continuing operations	197.3	(51.6)	(94.0)	(132.4)
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS	(276.1)	(100.6)	(281.7)	170.3
Less: Net earnings attributable to non-controlling interests	—	—	—	0.2
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	(276.1)	(100.6)	(281.7)	170.1
Less: Preferred stock dividends and beneficial conversion feature	$—	$5.8	$—	$5.8
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	$(276.1)	$(106.4)	$(281.7)	$164.3
Add: Contract adjustment payments accretion	—	0.2	—	1.2
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$(276.1)	$(106.2)	$(281.7)	$165.5
(Loss) earnings from discontinued operations before income taxes (including 2023 pre-tax loss on Security sale of $14.3 million and 2022 pre-tax gain on Security sale of $1,197.4 million)	(13.5)	(22.6)	(14.3)	1,210.9
Income taxes on discontinued operations (including 2023 income taxes of $14.5 million for loss on Security sale and 2022 income taxes of $312.5 million for gain on Security sale)	14.8	(78.2)	14.5	318.5
NET (LOSS) EARNINGS FROM DISCONTINUED OPERATIONS	$(28.3)	$55.6	$(28.8)	$892.4
NET (LOSS) EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$(304.4)	$(50.6)	$(310.5)	$1,057.9
NET (LOSS) EARNINGS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$(304.4)	$(45.0)	$(310.5)	$1,062.5

BASIC (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$(1.84)	$(0.72)	$(1.88)	$1.11
Discontinued operations	$(0.19)	$0.38	$(0.19)	$6.02
Total basic (loss) earnings per share of common stock	$(2.03)	$(0.35)	$(2.07)	$7.13
DILUTED (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$(1.84)	$(0.72)	$(1.88)	$1.06
Discontinued operations	$(0.19)	$0.37	$(0.19)	$5.70
Total diluted (loss) earnings per share of common stock	$(2.03)	$(0.34)	$(2.07)	$6.76
DIVIDENDS PER SHARE OF COMMON STOCK	$0.81	$0.80	$3.22	$3.18
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	149,933	146,967	149,751	148,170
Diluted	149,933	146,967	149,751	156,553

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	December 30, 2023	December 31, 2022
ASSETS
Cash and cash equivalents	$449.4	$395.6
Accounts and notes receivable, net	1,302.0	1,231.0
Inventories, net	4,738.6	5,861.1
Current assets held for sale	140.8	—
Other current assets	386.5	487.0
Total current assets	7,017.3	7,974.7
Property, plant and equipment, net	2,169.9	2,353.1
Goodwill and other intangibles, net	11,945.5	12,977.5
Long-term assets held for sale	716.8	—
Other assets	1,814.3	1,658.0
Total assets	$23,663.8	$24,963.3
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,074.8	$2,102.9
Current maturities of long-term debt	1.1	1.2
Accounts payable	2,298.9	2,344.4
Accrued expenses	2,464.3	2,120.7
Current liabilities held for sale	44.1	—
Total current liabilities	5,883.2	6,569.2
Long-term debt	6,101.0	5,352.9
Long-term liabilities held for sale	84.8	—
Other long-term liabilities	2,538.7	3,327.0
Stanley Black & Decker, Inc. shareowners’ equity	9,056.1	9,712.1
Non-controlling interests’ equity	—	2.1
Total liabilities and shareowners' equity	$23,663.8	$24,963.3

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		FOURTH QUARTER		YEAR-TO-DATE
		2023	2022	2023	2022
	OPERATING ACTIVITIES
	Net (loss) earnings	$(304.4)	$(45.0)	$(310.5)	$1,062.7
	Depreciation and amortization	148.4	147.1	625.1	572.2
	Loss on sales of businesses	3.2	—	10.8	8.4
	Loss (gain) on sale of discontinued operations	13.5	22.6	14.3	(1,197.4)
	Asset impairment charges	150.8	—	274.8	168.4
	Changes in working capital[1]	515.7	592.7	769.0	(1,704.7)
	Other	242.1	(66.3)	(192.2)	(369.1)
	Net cash provided by (used in) operating activities	769.3	651.1	1,191.3	(1,459.5)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(122.3)	(130.5)	(338.7)	(530.4)
	Proceeds from sales of assets	2.0	1.8	15.1	41.7
	Proceeds from sales of businesses, net of cash sold	—	—	(5.7)	4,147.1
	Business acquisitions, net of cash acquired	—	0.2	—	(71.9)
	Proceeds from debt issuances, net of fees	—	—	745.3	992.6
	Stock purchase contract fees	—	(9.9)	—	(39.4)
	Credit facility borrowings	—	—	—	2,500.0
	Credit facility repayments	—	—	—	(2,500.0)
	Net short-term commercial paper (repayments) borrowings	(450.4)	(466.1)	(1,044.7)	(138.1)
	Proceeds from issuances of common stock	7.5	15.7	19.0	38.7
	Purchases of common stock for treasury	(9.3)	(4.3)	(16.1)	(2,323.0)
	Proceeds from issuances of remarketed preferred stock	—	750.0	—	750.0
	Redemption and conversion of preferred stock	—	(750.0)	—	(750.0)
	Craftsman contingent consideration	—	(8.8)	(18.0)	(41.3)
	Cash dividends on common stock	(121.8)	(120.0)	(482.6)	(465.8)
	Effect of exchange rate changes on cash	30.8	63.9	2.1	(31.9)
	Other	(3.3)	(2.8)	(17.3)	(8.7)
	Net cash (used in) provided by investing and financing activities	(666.8)	(660.8)	(1,141.6)	1,569.6
	Increase (decrease) in cash, cash equivalents and restricted cash	102.5	(9.7)	49.7	110.1
	Cash, cash equivalents and restricted cash, beginning of period	352.1	414.6	404.9	294.8
	Cash, cash equivalents and restricted cash, end of period	$454.6	$404.9	$454.6	$404.9

	Free Cash Flow Computation[2]
	Net cash provided by (used in) operating activities	$769.3	$651.1	$1,191.3	$(1,459.5)
	Less: capital and software expenditures	(122.3)	(130.5)	(338.7)	(530.4)
	Free cash flow (before dividends)	$647.0	$520.6	$852.6	$(1,989.9)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		December 30, 2023	December 31, 2022
	Cash and cash equivalents	$449.4	$395.6
	Restricted cash included in Other current assets	4.6	9.3
	Cash and cash equivalents included in Current assets held for sale	0.6	—
	Cash, cash equivalents and restricted cash	$454.6	$404.9

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	FOURTH QUARTER		YEAR-TO-DATE
	2023	2022	2023	2022
NET SALES
Tools & Outdoor	$3,154.2	$3,382.9	$13,367.1	$14,423.7
Industrial	582.3	603.9	2,414.0	2,523.4
Segment Net Sales	3,736.5	3,986.8	15,781.1	16,947.1
Corporate Overhead	—	—	—	0.3
Total	$3,736.5	$3,986.8	$15,781.1	$16,947.4
SEGMENT PROFIT
Tools & Outdoor	$293.5	$3.4	$687.6	$971.9
Industrial	65.0	68.2	266.5	236.2
Segment Profit	358.5	71.6	954.1	1,208.1
Corporate Overhead	(88.1)	(75.3)	(312.2)	(294.0)
Total	$270.4	$(3.7)	$641.9	$914.1
Segment Profit as a Percentage of Net Sales
Tools & Outdoor	9.3%	0.1%	5.1%	6.7%
Industrial	11.2%	11.3%	11.0%	9.4%
Segment Profit	9.6%	1.8%	6.0%	7.1%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		FOURTH QUARTER 2023
		GAAP	Non-GAAP Adjustments	Non-GAAP[2]
	Gross profit	$1,104.4	$9.9	$1,114.3
	% of Net Sales	29.6%		29.8%
	Selling, general and administrative	834.0	(23.9)	810.1
	% of Net Sales	22.3%		21.7%
	(Loss) earnings from continuing operations before income taxes	(78.8)	197.3	118.5
	Income taxes on continuing operations	197.3	(216.8)	(19.5)
	Net (loss) earnings from continuing operations attributable to common shareowners - Diluted	(276.1)	414.1	138.0
	Diluted (loss) earnings per share of common stock - Continuing operations[1]	$(1.84)	$2.76	$0.92

[1]	The Non-GAAP diluted earnings per share for the fourth quarter of 2023 is calculated using diluted weighted-average shares outstanding of 150.671 million.

		FOURTH QUARTER 2022
		GAAP	Non-GAAP Adjustments	Non-GAAP[2]
	Gross profit	$753.5	$24.5	$778.0
	% of Net Sales	18.9%		19.5%
	Selling, general and administrative	757.2	(27.2)	730.0
	% of Net Sales	19.0%		18.3%
	Loss from continuing operations before income taxes	(152.2)	54.0	(98.2)
	Income taxes on continuing operations	(51.6)	(37.7)	(89.3)
	Net loss from continuing operations attributable to common shareowners - Diluted	(106.2)	91.7	(14.5)
	Diluted loss per share of common stock - Continuing operations	$(0.72)	$0.62	$(0.10)

[2]	The Non-GAAP 2023 and 2022 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 16.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		YEAR-TO-DATE 2023
		GAAP	Non-GAAP Adjustments	Non-GAAP[2]
	Gross profit	$3,932.6	$166.9	$4,099.5
	% of Net Sales	24.9%		26.0%
	Selling, general and administrative	3,290.7	(99.4)	3,191.3
	% of Net Sales	20.9%		20.2%
	(Loss) earnings from continuing operations before income taxes	(375.7)	566.2	190.5
	Income taxes on continuing operations	(94.0)	65.8	(28.2)
	Net (loss) earnings from continuing operations attributable to common shareowners - Diluted	(281.7)	500.4	218.7
	Diluted (loss) earnings per share of common stock - Continuing operations[1]	$(1.88)	$3.33	$1.45

[1]	The Non-GAAP diluted earnings per share for year-to-date 2023 is calculated using diluted weighted-average shares outstanding of 150.371 million.

		YEAR-TO-DATE 2022
		GAAP	Non-GAAP Adjustments	Non-GAAP[2]
	Gross profit	$4,284.1	$127.4	$4,411.5
	% of Net Sales	25.3%		26.0%
	Selling, general and administrative	3,370.0	(180.3)	3,189.7
	% of Net Sales	19.9%		18.8%
	Earnings from continuing operations before income taxes	37.9	642.2	680.1
	Income taxes on continuing operations	(132.4)	84.0	(48.4)
	Net earnings from continuing operations attributable to common shareowners - Diluted	165.5	558.2	723.7
	Diluted earnings per share of common stock - Continuing operations	$1.06	$3.56	$4.62

[2]	The Non-GAAP 2023 and 2022 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 16.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		FOURTH QUARTER 2023
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$293.5	$22.3	$315.8
	Industrial	65.0	(0.6)	64.4
	Segment Profit	358.5	21.7	380.2
	Corporate Overhead	(88.1)	12.1	(76.0)
	Total	$270.4	$33.8	$304.2
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	9.3%		10.0%
	Industrial	11.2%		11.1%
	Segment Profit	9.6%		10.2%

[1]	Non-GAAP adjustments relate primarily to footprint actions and other costs associated with the supply chain transformation and integration-related costs.

		FOURTH QUARTER 2022
		GAAP	Non-GAAP Adjustments[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$3.4	$29.8	$33.2
	Industrial	68.2	1.4	69.6
	Segment Profit	71.6	31.2	102.8
	Corporate Overhead	(75.3)	20.5	(54.8)
	Total	$(3.7)	$51.7	$48.0
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	0.1%		1.0%
	Industrial	11.3%		11.5%
	Segment Profit	1.8%		2.6%

[2]	Non-GAAP adjustments relate primarily to supply chain transformation and integration-related costs.
[3]	The Non-GAAP 2023 and 2022 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		YEAR-TO-DATE 2023
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$687.6	$196.7	$884.3
	Industrial	266.5	18.7	285.2
	Segment Profit	954.1	215.4	1,169.5
	Corporate Overhead	(312.2)	50.9	(261.3)
	Total	$641.9	$266.3	$908.2
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	5.1%		6.6%
	Industrial	11.0%		11.8%
	Segment Profit	6.0%		7.4%

[1]	Non-GAAP adjustments relate primarily to footprint actions and other costs associated with the supply chain transformation and integration-related costs.

		YEAR-TO-DATE 2022
		GAAP	Non-GAAP Adjustments[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$971.9	$235.4	$1,207.3
	Industrial	236.2	7.8	244.0
	Segment Profit	1,208.1	243.2	1,451.3
	Corporate Overhead	(294.0)	64.5	(229.5)
	Total	$914.1	$307.7	$1,221.8
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	6.7%		8.4%
	Industrial	9.4%		9.7%
	Segment Profit	7.1%		8.6%

[2]	Non-GAAP adjustments relate primarily to integration-related costs, non-cash inventory step-up charges, and a voluntary retirement program.
[3]	The Non-GAAP 2023 and 2022 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS (LOSS) TO EBITDA
(Unaudited, Millions of Dollars)

	FOURTH QUARTER		YEAR-TO-DATE
	2023	2022	2023	2022
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS	$(276.1)	$(100.6)	$(281.7)	$170.3
% of Net Sales	(7.4)%	(2.5)%	(1.8)%	1.0%

Interest - net	87.6	83.9	372.5	283.8
Income taxes on continuing operations	197.3	(51.6)	(94.0)	(132.4)
Depreciation and amortization	148.4	147.1	625.1	572.2
EBITDA[1]	$157.2	$78.8	$621.9	$893.9
% of Net Sales	4.2%	2.0%	3.9%	5.3%

Non-GAAP Adjustments before income taxes	197.3	54.0	566.2	642.2

Less: Accelerated depreciation included in Non-GAAP Adjustments before income taxes	4.2	5.5	50.0	7.5
Adjusted EBITDA[1]	$350.3	$127.3	$1,138.1	$1,528.6
% of Net Sales	9.4%	3.2%	7.2%	9.0%

1	EBITDA is earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA excluding certain gains and charges, as summarized below. EBITDA and Adjusted EBITDA, both Non-GAAP measures, are considered relevant to aid analysis and understanding of the Company’s operating results and ensures appropriate comparability to prior periods.

SUMMARY OF NON-GAAP ADJUSTMENTS BEFORE INCOME TAXES
(Unaudited, Millions of Dollars)

	FOURTH QUARTER		YEAR-TO-DATE
	2023	2022	2023	2022
Supply Chain Transformation Costs:
Footprint Rationalization[2]	$8.6	$25.3	$96.9	$25.3
Strategic Sourcing & Operational Excellence[3]	0.4	—	69.1	—
Inventory step-up charges	—	—	—	80.3
Facility-related costs	0.4	7.0	1.5	14.8
Voluntary retirement program	—	—	(0.4)	5.7
Other charges (gains)	0.5	(7.8)	(0.2)	1.3
Gross Profit	$9.9	$24.5	$166.9	$127.4

Supply Chain Transformation Costs:
Footprint Rationalization[2]	$2.4	$—	$10.8	$—
Complexity Reduction[4]	1.0	—	9.0	7.2
Integration-related costs	9.6	13.9	33.6	85.2
Transition services costs related to previously divested businesses	9.6	12.2	46.6	21.1
Functional transformation initiatives	—	4.3	—	19.2
Voluntary retirement program	(0.3)	(0.6)	(2.7)	33.4
Other charges (gains)	1.6	(2.6)	2.1	14.2
Selling, general and administrative	$23.9	$27.2	$99.4	$180.3

Acquisition & divestiture-related costs and income[5]	$0.9	$2.3	$(14.3)	$18.2
Voluntary retirement program	—	—	—	7.1
Asset impairment charges[6]	150.8	—	274.8	168.4
Restructuring charges	11.8	—	39.4	140.8
(Loss) earnings from continuing operations before income taxes	$197.3	$54.0	$566.2	$642.2

Exhibit 99.2

2	Footprint Rationalization costs in 2023 primarily relate to transfers and closures of targeted manufacturing sites, which resulted in accelerated depreciation of production equipment of $49.1 million, non-cash asset write-downs of $44.0 million (predominantly tooling, raw materials and WIP) and other facility exit and re-configuration costs of $14.6 million.

3	Strategic Sourcing & Operational Excellence costs primarily relate to third-party consultant fees to provide expertise in identifying and quantifying opportunities to source in a more integrated manner and re-design in-plant operations following footprint rationalization, developing a detailed program and related governance, and assisting the Company with the implementation of actions necessary to achieve the related objectives.

4	Complexity Reduction costs primarily relate to third-party consultant fees to assist the Company with identifying strategies related to its SKU reduction and product platforming initiatives, quantifying the opportunities and designing detailed plans to achieve the related benefits.

5	Includes deal-related costs and loss on sales of businesses, net of income related to providing transition services to previously divested businesses.

6	Asset impairment charges in 2023 include a $124.0 million pre-tax impairment loss related to the Irwin and Troy-Bilt trade names and a $150.8 million pre-tax impairment loss related to the Infrastructure business. The $168.4 million pre-tax asset impairment charge in 2022 related to the Oil & Gas business.